REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of October 31, 2000, by and among Telenetics Corporation, a California corporation, with its principal office located at 25111 Arctic Ocean, Lake Forest, California 92630 (the "COMPANY"), and the undersigned investors (each, an "INVESTOR" and collectively, the "INVESTORS").

         WHEREAS:

         A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Investors from time to time up to Two Million Dollars ($2,000,000) worth of the Companies Series A Convertible Preferred Stock (the "Preferred Stock") which is convertible into shares of the Company's common stock, no par value (the "Common Stock"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement.

         B. To induce the Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations there under, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

         1. DEFINITIONS.

                  As used in this Agreement, the following terms shall have the following meanings:

                  a. "INVESTOR" means an Investor and any transferee or assignee thereof to whom an Investor assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with
Section 9.

                  b. "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

                  c. "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

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                  d. "REGISTRABLE SECURITIES" means the shares of Common Stock issuable to Investors pursuant to the Purchase Agreement.

                  e. "REGISTRATION STATEMENT" means a registration statement under the 1933 Act which covers the Registrable Securities.

         2. REGISTRATION.

                  a. Subject to the terms and conditions of this Agreement, the Company shall prepare and, within sixty (60) calendar days following the date of receipt of final proceeds from the sale of the Preferred Stock pursuant to the Securities Purchase Agreement (the "Filing Deadline"), file with the Commission a registration statement on Form S-1 or SB-2 (or, if the Company is then eligible, on Form S-3) under the Securities Act (the "Initial Registration Statement") for the registration for the resale by all Investors who purchased the Preferred Stock pursuant to the Securities Purchase Agreement, 3,500,000 shares of Common Stock to be issued upon conversion of the Preferred Stock issued pursuant to the Securities Purchase Agreement; to be declared effective and the Company shall cause the Registration Statement to remain effective until all of the Registrable Securities have been sold. Prior to the filing of the Initial Registration Statement with the SEC, the Company shall furnish a copy of the Initial Registration Statement to Investors, May Davis Group, Inc., as the placement agent (the "Placement Agent") pursuant to that certain Placement Agent Agreement, and Butler Gonzalez, LLP for their review and comment together with a selling shareholder questionnaire in form prepared by the Company. Investors, the Placement Agent and Butler Gonzalez, LLP shall furnish comments on the Initial Registration Statement and an executed selling shareholder questionnaire to the Company within twenty four (24) hours of the receipt thereof from the Company.

                  (b) EFFECTIVENESS OF THE INITIAL REGISTRATION STATEMENT. The Company shall use its commercially reasonable efforts (i) to have the Initial Registration Statement declared effective by the SEC no later than one hundred and twenty (120) days after the date hereof (the "Scheduled Effective Deadline") and (ii) to insure that the Initial Registration Statement and any subsequent Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement.

                  FAILURE TO OBTAIN EFFECTIVENESS OF THE INITIAL REGISTRATION STATEMENT. If the Registration statement is not declared effective by the SEC on or before the Scheduled Effective Date, or if after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement (whether because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, to register sufficient shares of


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Common Stock or otherwise), then as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies at law or in equity), the Company will pay as liquidated damages (the "Liquidated Damages") in penalties to the holder a cash amount within three (3) business days of the end of the month equal to two percent (2%) of the Liquidated Value (as defined in that certain Certificate of Determination of Rights, Preferences and Privileges of Series A Convertible Preferred Stock) of the shares outstanding as Liquidated Damages.

                  (d) LIQUIDATED DAMAGES. The Company and the Investor hereto acknowledge and agree that the sums payable under subsection 2(c) above shall constitute liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsections bear a reasonable relationship to, and are not plainly or grossly disproportionate to the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the Company and the Investor reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Company and the Investor are sophisticated business parties and have been represented by sophisticated and able legal counsel and negotiated this Agreement at arm's length.

         3. RELATED OBLIGATIONS.

                  a. The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investors shall have sold all the Registrable Securities covered by such Registration Statement (the "REGISTRATION PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company's filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

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                  c. The Company shall furnish to each Investor whose
Registrable Securities are included in any Registration Statement, without charge, (i) at least one copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                  d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests (unless an exemption from qualification or registration is available), (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its Articles of Incorporation or By-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  e. As promptly as practicable after becoming aware of such event or development, the Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor. The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus information, and
(iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

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                  f. The Company shall use its best efforts to prevent the
issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold pursuant to the Registration Statement of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  g. At the reasonable request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

                  h. The Company shall make available for inspection by (i) any Investor and (ii) one firm of accountants or other agents retained by the Investors (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company, as permitted under applicable law (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and each Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement of which the Inspector and the Investor has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

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                  i. The Company shall hold in confidence and not make any
disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  j. The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or
(ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market or The Nasdaq SmallCap Market or, if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

                  k. After a Registration Statement registering the Registrable Securities is declared effective by the SEC, and for so long as such Registration Statement shall remain effective, the Company shall cooperate with the Investors who hold Registrable Securities being offered pursuant to such Registration Statement and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

                  l. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                  m. The Company shall furnish to the holders of Registrable Securities copies of its annual reports on Form 10-K within ninety (90) days after the end of the Company's fiscal year, and copies of its quarterly reports on Form 10-Q within forty-five (45) days after the end of each fiscal quarter.

                  n. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

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                  o. Within two (2) business days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as EXHIBIT A.

                  p. The Company shall take such other reasonable actions necessary, as requested by the Investors, to facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

         4. OBLIGATIONS OF THE INVESTORS.

                  Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in
Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

         5. EXPENSES OF REGISTRATION.

                  All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers, legal and accounting fees shall be paid by the Company.

         6. INDEMNIFICATION.

                  With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

                  a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the

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foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). The Company shall reimburse the Investors and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(d); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                  b. In connection with a Registration Statement, each Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers , employees, agents and representatives of the Company, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the

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Company by such Investor expressly for use in connection with such Registration
Statement or any post effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ; and, subject to Section 6(d), such Investor will reimburse the Indemnified Party any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to each Investor prior to such Investor's use of the prospectus to which the Claim relates.

                  c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if and only if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified

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Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                  d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                  e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7. CONTRIBUTION.

                  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8. REPORTS UNDER THE 1934 ACT.

                  With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144") the Company agrees to:

                  a. make and keep public information available, as those terms are understood and defined in Rule 144;

                  b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

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                  c. furnish to each Investor so long as such Investor owns
Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         9. ASSIGNMENT OF REGISTRATION RIGHTS.

                  The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such written agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (iv) such transfer shall have been made in accordance with the applicable requirements of the Credit Agreement.

         10. AMENDMENT OF REGISTRATION RIGHTS.

                  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

         11. MISCELLANEOUS.

                  a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  b. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of receipt is received by the sending party); (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one
(1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                           TELENETICS CORPORATION
                           25111 Arctic Ocean
                           Lake Forest, CA 92630
                           Telephone:       (949) 455-4000
                           Facsimile:       (949) 455-4010
                           Attention:

                  With Copy to:

                           Rutan & Tucker
                           611 Anton Boulevard, Suite 1400
                           Costa Mesa, California  92626
                           Telephone:  (714)641-5100
                           Facsimile:  (714)546-9035
                           Attention:  Larry A. Cerutti, Esq.

If to an Investor, to its address and facsimile number on the Schedule of Investors attached hereto, with copies to such Investor's representatives as set forth on the Schedule of Investors or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                  c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  d. The corporate laws of the State of California shall govern all issues concerning the relative rights of the Company and the Investors as its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  e. This Agreement, the Securities Purchase Agreement and the Escrow Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and the Escrow Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                  g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable Securities.

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:


                                         INVESTOR

                                         By: /s/ Terry L. Conner
                                             -----------------------------------
                                         Name: /s/ Carol S. Conner
                                         Title:

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:


                                         INVESTOR

                                         By: /s/ Bonney Goldstein
                                             -----------------------------------
                                         Name: /s/ Bonney Goldstein
                                         Title:

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:


                                         INVESTOR

                                         By: /s/ Marvin Strauss
                                             -----------------------------------
                                         Name:
                                         Title:

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:


                                         INVESTOR

                                         By: /s/ Timothy Borne
                                             -----------------------------------
                                         Name:
                                         Title:

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:


                                         INVESTOR

                                         By: /s/ Chien C. Chang
                                             -----------------------------------
                                         Name: Chien C. Chang
                                         Title:

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By: /s/ Terry S. Parker
                                             -----------------------------------
                                         Name: Terry S. Parker
                                         Title: President


                                         INVESTOR

                                         By: /s/ Nathan Eisen
                                             -----------------------------------
                                         Name:
                                         Title:

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By: /s/ Terry S. Parker
                                             -----------------------------------
                                         Name: Terry S. Parker
                                         Title: President


                                         INVESTOR

                                         By: /s/ Stephen K. Melges
                                             -----------------------------------
                                         Name: Stephen K. Melges
                                         Title:

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:


                                         INVESTOR

                                         By: /s/ Kenneth E. Rogers
                                             -----------------------------------
                                         Name:
                                         Title:

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:


                                         INVESTOR

                                         By: /s/ Rance Merkel
                                             -----------------------------------
                                         Name:
                                         Title:

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:


                                         INVESTOR

                                         By: /s/ Ronald Horner
                                             -----------------------------------
                                         Name:
                                         Title:

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By: /s/ Terry S. Parker
                                             -----------------------------------
                                         Name: Terry S. Parker
                                         Title: President


                                         INVESTOR

                                         By: /s/ John McCarthy
                                             -----------------------------------
                                         Name:
                                         Title:

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By: /s/ Terry S. Parker
                                             -----------------------------------
                                         Name: Terry S. Parker
                                         Title: President


                                         INVESTOR

                                         By: /s/ Lam King Shan
                                             -----------------------------------
                                         Name: Lam King Shan
                                         Title:

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By: /s/ Terry S. Parker
                                             -----------------------------------
                                         Name: Terry S. Parker
                                         Title: President


                                         INVESTOR

                                         By: /s/ Peter Che Nan Chen
                                             -----------------------------------
                                         Name: Peter Che Nan Chen
                                         Title:

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By: /s/ Terry S. Parker
                                             -----------------------------------
                                         Name: Terry S. Parker
                                         Title: President


                                         INVESTOR

                                         By: /s/ Kwok Leung Lai
                                             -----------------------------------
                                         Name: Kwok Leung Lai
                                         Title:

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By: /s/ Terry S. Parker
                                             -----------------------------------
                                         Name: Terry S. Parker
                                         Title: President


                                         INVESTOR

                                         By: /s/ Wei Z. Yen
                                             -----------------------------------
                                         Name: Wei Z. Yen
                                         Title:

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By: /s/ Terry S. Parker
                                             -----------------------------------
                                         Name: Terry S. Parker
                                         Title: President


                                         INVESTOR

                                         By: /s/ illegible signature
                                             -----------------------------------
                                         Name: Keyway Holding Co.
                                         Title: President

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:


                                         INVESTOR

                                         By: /s/ Glenn C. Keyser
                                             -----------------------------------
                                         Name: Glenn Keyser
                                         Title:

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By: /s/ Terry S. Parker
                                             -----------------------------------
                                         Name: Terry S. Parker
                                         Title: President


                                         INVESTOR

                                         By: /s/ Sui Wa Chau
                                             -----------------------------------
                                         Name:
                                         Title:

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:


                                         INVESTOR

                                         By: /s/ Jon Cummings
                                             -----------------------------------
                                         Name: Jon Cummings
                                         Title:

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:


                                         INVESTOR

                                             /s/ Vernon Koto
                                             -----------------------------------
                                             /s/ Denise Koto

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                         TELENETICS CORPORATION


                                         By: /s/ Terry S. Parker
                                             -----------------------------------
                                         Name: Terry S. Parker
                                         Title: President


                                         INVESTOR

                                         By: /s/ Milan Tyburec
                                             -----------------------------------
                                         Name:
                                         Title:


                                             SCHEDULE OF INVESTORS


                                          INVESTOR ADDRESS                    INVESTOR'S REPRESENTATIVES' ADDRESS
        INVESTOR NAME                   AND FACSIMILE NUMBER                         AND FACSIMILE NUMBER
----------------------------------------------------------------------------------------------------------------------




                                                                       EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT


[TRANSFER AGENT]
ATTN:
     -------------------------------

                  Re:      TELENETICS CORPORATION

Ladies and Gentlemen:

         We are counsel to Telenetics Corporation , a California corporation (the "COMPANY"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT") entered into by and among the Company and the investors named therein (collectively, the "INVESTORS") pursuant to which the Company issued to the Investors shares of its Series A Convertible Preferred Stock, which is convertible into shares of the Company's Common Stock, no par value (the "COMMON STOCK"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Investors (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Investors as a selling stockholder there under.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                               Very truly yours,

                                               [ISSUER'S COUNSEL]


                                               By:
                                                  ------------------------------
cc:      [LIST NAMES OF INVESTORS]